Trade and Other Receivables, net - Allowance (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Activity of allowance for credit losses related to trade and other receivables
Balance at beginning of year	$ (91,819)	$ (99,657)
Provisions, net	(18,883)	(14,655)
Amounts written off as uncollectible	25,703	14,310
Foreign currency translation	9,263	11,695
Other	(401)	(3,512)
Balance at end of year	$ (76,137)	$ (91,819)